SCHEDULE 14A
                                 (Rule 14a-101)
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                      Peoples-Sidney Financial Corporation
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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|_|   Fee paid previously with preliminary materials:

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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

September 14, 2005

To Our Fellow Stockholders:

      On behalf of the Board of Directors and management of Peoples-Sidney Financial Corporation, I cordially invite you to attend the Annual Meeting of Stockholders of the Company. The Meeting will be held at 11:00 a.m., Eastern time, on October 14, 2005 at the Holiday Inn, located at State Route 47 and I-75, in Sidney, Ohio.

      At the Meeting, stockholders will be asked to vote on the election of one director and the ratification of the appointment of Crowe, Chizek & Company LLP as the Company's independent auditors for the fiscal year ending June 30, 2006. The Board of Directors unanimously recommends that you vote "FOR" all of the proposals. In addition to the stockholder vote, at the Meeting we will report to you on the Company's fiscal 2005 financial and operating performance.

      I encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

      Thank you for your attention to this important matter.

                                       Sincerely,


                                       Douglas Stewart
                                       President and Chief Executive Officer

                      PEOPLES-SIDNEY FINANCIAL CORPORATION
                              101 East Court Street
                               Sidney, Ohio 45365
                                 (937) 492-6129

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 14, 2005

                               ------------------

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Peoples-Sidney Financial Corporation ("Peoples-Sidney" or the "Company") will be held at the Sidney Holiday Inn, located at State Route 47 and I-75, Sidney, Ohio on October 14, 2005 at 11:00 a.m., Eastern time. A Proxy Statement and a proxy card for the Meeting are enclosed.

      The Meeting is for the purpose of:

      1.    The election of one director of the Company;

      2. The ratification of the appointment of Crowe, Chizek & Company LLP as the Company's independent auditors for the fiscal year ending June 30, 2006; and

such other business as may properly come before the Meeting or any adjournment or postponement thereof. The Board of Directors is not aware of any other business to come before the Meeting, and unanimously recommends that you vote "FOR" all of the proposals.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on August 31, 2005 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

      You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          Gary N. Fullenkamp
                                          Corporate Secretary

Sidney, Ohio
September 14, 2005

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                      PEOPLES-SIDNEY FINANCIAL CORPORATION
                              101 East Court Street
                               Sidney, Ohio 45365
                                 (937) 492-6129

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 14, 2005

      This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Peoples-Sidney Financial Corporation ("Peoples-Sidney" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Holiday Inn, located at State Route 47 and I-75, in Sidney, Ohio on October 14, 2005 at 11:00 a.m., Eastern time, and all adjournments and postponements of the Meeting. The Company's principal executive offices are located at 101 East Court Street, Sidney, Ohio 45365, and its telephone number at that location is (937) 492-6129. The accompanying Notice of Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about September 14, 2005. Certain of the information provided herein relates to Peoples Federal Savings and Loan Association of Sidney ("Peoples Federal" or the "Association"), a wholly owned subsidiary of the Company.

      At the Meeting, stockholders of the Company will be asked to consider and vote upon the election of one director of the Company and to ratify the appointment of Crowe, Chizek & Company LLP as the Company's independent auditors for the fiscal year ending June 30, 2006.

Vote Required and Proxy Information

      All shares of the Company's common stock, par value $.01 per share ("Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the election of the director nominee named in this Proxy Statement and for the ratification of the appointment of Crowe, Chizek & Company LLP. The Company does not know of any matters, other than those described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with its best judgment.

      The director will be elected by a plurality of the votes cast. The ratification of the appointment of Crowe, Chizek & Company LLP as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on that matter. In the election of the director, stockholders may either vote "FOR" the election of the nominee or withhold their vote from the nominee for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of the director will not be included in determining the number of votes cast. Stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to the proposal to ratify the appointment of the independent auditors. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. The holders of at least one-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

      A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Gary N. Fullenkamp, Secretary, Peoples-Sidney Financial Corporation, 101 East Court Street, Sidney, Ohio 45365.

      You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children - in which case you will receive three separate proxy cards to vote.

      We maintain an Employee Stock Ownership Plan (the "ESOP") which owns approximately 11.5% of the Company's outstanding common stock. Employees of the Company participate in the ESOP. First Bankers Trust Company of Quincy, Illinois (the "Trustee") is the trustee of the ESOP. Each ESOP participant instructs the Trustee how to vote the shares of the Company's common stock allocated to his or her account(s) under the ESOP. If a participant in the ESOP properly executes the voting instruction card distributed by the Trustee, the Trustee will vote such participant's shares in accordance with the stockholder's instructions. Where properly executed voting instruction cards are returned to the Trustee with no specific instruction as to how to vote at the Meeting, the Trustee will vote the shares "FOR" the election of the director nominee and "FOR" the ratification of the appointment of Crow Chizek & Company LLP as independent auditors for the fiscal year ending June 30, 2006. In the event a participant in the ESOP fails to give timely voting instructions to the Trustee with respect to the voting of the common stock that is allocated to his or her accounts in the ESOP, the Trustee will vote the shares "FOR" the election of each of the director nominees and "FOR" the ratification of the appointment of Crow Chizek & Company LLP. The Trustee will vote the shares of common stock held in the ESOP but not allocated to any participant's account in the same proportion as directed by the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

Proxy Solicitation Costs

      We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Voting Securities and Principal Holders Thereof

      Stockholders of record as of the close of business on August 31, 2005 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,425,148 shares of Common Stock issued and outstanding.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information, as of August 31, 2005, regarding the shares of Common Stock beneficially owned by (i) the Company's Employee Stock Ownership Plan (the "ESOP"), (ii) Douglas Stewart and (iii) all directors and executive officers of the Company and the Association as a group. No person or entity, other than the ESOP and Douglas Stewart, our President and Chief Executive Officer, is known by management to beneficially own more than five percent of the outstanding shares of Common Stock. For information regarding the beneficial ownership of Common Stock by directors of the Company, see "Proposal I - Election of Directors." The address for each director of the Company is 101 East Court Street, Sidney, Ohio 45365.

                                                                               Shares         Percent
                                                                            Beneficially        Of
                      Name and Address of Beneficial Owner                     Owned           Class
                      ------------------------------------                     -----           -----
Peoples-Sidney Financial Corporation
Employee Stock Ownership Plan
101 East Court Street
Sidney, Ohio 45365 ......................................................    163,355(1)        11.5%

Douglas Stewart
101 East Court Street
Sidney, Ohio 45365 ......................................................    114,170(2)         7.8%

All directors and executive officers of the Company and the
Association as a group (8 persons) ......................................    381,268(3)        24.8%

-----------

(1) The amount listed represents shares of Common Stock held by the ESOP. As of August 31, 2005, 113,164 shares of Common Stock held by the ESOP had been allocated to the accounts of participants. First Bankers Trust Company, Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own all of the shares held by the ESOP. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts. Unallocated shares held by the ESOP are voted by the plan trustee in the manner that the plan trustee is directed to vote by the majority of the plan participants who directed the plan trustee as to the manner of voting the shares allocated to their plan accounts. If an ESOP participant fails to give timely voting instructions to the plan trustee with respect to the voting of the shares allocated to the participant's account, the plan trustee is entitled to vote such shares in its discretion.

(2) Includes (i) 44,634 shares subject to options awarded under the Company's Amended and Restated Stock Option and Incentive Plan (the "Stock Option Plan"), which are exercisable within 60 days of August 31, 2005, and (ii) 23,307 shares that have been allocated to Mr. Stewart's ESOP account.

(3) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or dispositive power. The amount reported above also includes 110,618 shares subject to options awarded under the Stock Option Plan, which are exercisable within 60 days of August 31, 2005.

                       PROPOSAL I - ELECTION OF DIRECTORS

General

      The Company's Board of Directors consists of five members divided into three classes, with two members in each of two classes and one in the remaining class. Each year either two directors or one director, depending on the size of the class of the directors, are elected to serve for a three-year term or until their respective successors are elected and duly qualified.

      The following table sets forth certain information, as of August 31, 2005, regarding the composition of the Company's Board of Directors, including each director's term of office. The Nominating Committee of the Board of Directors has recommended and approved the nominee identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominee identified below. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                                            Shares of
                                                                                              Common
                                                                                              Stock         Percent
                                    Position(s) Held         Director       Term to        Beneficially        of
        Name          Age((1))      in Peoples-Sidney        Since(2)        Expire          Owned(3)        Class
        ----          --------      -----------------        --------        ------          --------        -----
                                                             NOMINEES
Richard T. Martin        65     Chairman of the Board          1987           2008            49,649          3.5%

                                                  DIRECTORS CONTINUING IN OFFICE

Harry N. Faulkner        64     Director                       1982           2006            27,493          1.9%

John W. Sargeant         75     Director                       1987           2006            24,496          1.7%

Douglas Stewart          56     President, Chief               1979           2007           114,170          7.8%
                                Executive Officer and
                                Director

James W. Kerber          63     Director                       1990           2007            46,396          3.2%

----------

(1)   At June 30, 2005.

(2)   Includes service as a director of the Association.

(3) Includes shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain members of the director's family, held by certain related entities or held by trusts of which the director is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or dispositive powers. Amounts also include shares subject to options awarded under the Stock Option Plan, which are currently exercisable within 60 days of August 31, 2005, as follows: Mr. Faulkner - 8,926 shares, Mr. Sargeant - 8,926 shares, Mr. Stewart - 44,634 shares, Mr. Kerber - 8,926 shares and Mr. Martin - 8,926 shares. The amount for Mr. Stewart also includes 23,307 shares which have been allocated to his ESOP account.

      The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

      Harry N. Faulkner. Mr. Faulkner is a partner in the law firm of Faulkner, Garmhausen, Keister & Shenk LPA. This firm has acted as counsel to the Association since 1979.

      John W. Sargeant. Mr. Sargeant is part owner of Sidney Tool and Die Co., and BenSar Development, a warehouse provider.

      Douglas Stewart. Mr. Stewart is President and Chief Executive Officer of the Company and the Association, positions he has held with the Company since its incorporation in 1997 and with the Association since 1982. Mr. Stewart joined the Association in 1971 as a teller.

      James W. Kerber. Mr. Kerber is the owner of James W. Kerber CPA, a public accounting firm. He has been in private practice since 1968.

      Richard T. Martin. Mr. Martin was appointed as Chairman of the Board of the Association in November 1996. He has continued as the Chairman of the Board of the Company since its incorporation in 1997. Mr. Martin is a certified public accountant and maintains a private practice of accounting and tax counseling. He also owns and operates a family farm.

      The  Board  of  Directors  has  affirmatively  determined  that  Directors
Sargeant,   Kerber  and  Martin  are  "independent"   under  the  definition  of
independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market.

Executive Officers of the Registrant Who are Not Directors

      The age (as of June 30, 2005) and business experience of the executive officers of the Company and the Association who do not serve on the Company's or the Association's Board of Directors is set forth below. All of the following executive officers have held their current positions for at least the past five years.

      David R. Fogt. Mr. Fogt, age 54, is Vice President of Operations and Financial Services of the Association. He is responsible for the overall administration of the Association with direct responsibilities in consumer lending and asset and liability management. He has been employed by the Association since 1983.

      Gary N. Fullenkamp. Mr. Fullenkamp, age 49, is Vice President of Mortgage Loans and Corporate Secretary of the Association. He is responsible for mortgage lending operations of the Association, including underwriting and processing of mortgage loan activity. He has been employed by the Association since 1979.

      Debra A. Geuy. Mrs. Geuy, age 47, is Chief Financial Officer and Treasurer of the Association. She is responsible for overseeing the financial functions of the Association. She has been employed by the Association since 1978.

Communicating with Our Directors

      Although the Company has not to date developed formal processes by which shareholders may communicate directly to directors, the Board of Directors believes that the informal process, in which any communication addressed to the Board at the Company's offices at 101 East Court Street, Sidney, Ohio 45365 in care of the Chairman of the Board, President or other corporate officer is forwarded to the Board, has served the Board's and its shareholders' needs. There is currently no screening process, and all shareholder communications which are received by officers for the Board's attention are forwarded to the Board.

Meetings and Committees of the Board of Directors

      Meetings and Committees of the Company's Board. The Company's Board of Directors met 24 times during the fiscal year ended June 30, 2005. During fiscal 2005, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

      Meetings and Committees of the Association's Board. The Association's Board of Directors met 24 times during the fiscal year ended June 30, 2005. During fiscal 2005, no director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

      The  Association's  Board  has  standing  Executive,   Audit,  Governance,
Investment and Personnel and Benefits Committees, and the Company's Board has a standing Nominating Committee. These committees are described below.

      The Executive Committee is responsible for the review and approval of mortgage loans, consumer loans and any business arising between regularly scheduled board meetings. The committee is comprised of Directors Kerber, Martin, Sargeant and Stewart, and Officers David R. Fogt, Gary N. Fullenkamp, Steven R. Goins, Todd Lotz, David Voisard and Joshua Buehler. During the fiscal year ended June 30, 2005, the Executive Committee met 27 times.

      The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors, a copy of which is attached to this proxy statement as Appendix A. The Audit Committee is composed of Directors Kerber (Chairman), Sargeant and Martin. All three of these Directors are "independent directors" as defined in the Nasdaq Stock Market rules. The Audit Committee is responsible for the review of the Company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:

      o contracting for the annual audit of the Association and meeting with the Company's independent auditors to discuss the findings;

      o reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

      o ascertaining the existence of effective accounting and internal control systems; and

      o     overseeing   the  entire   audit   function   (both   internal   and
            independent).

      In fiscal 2005, the Audit Committee met five times.

      The Governance Committee's role is to provide evaluation of the directors and the Chief Executive Officer of the Association. The committee also oversees the continuing education of directors and the Chief Executive Officer. The committee is comprised of Directors Faulkner (Chairman) and Kerber. The committee met once during fiscal 2005.

      The Investment Committee is responsible for reviewing and approving investments of the Association and setting investment strategies. The committee is comprised of Directors Faulkner and Stewart and Officers Fogt and Geuy. The committee met three times during fiscal 2005.

      The Personnel and Benefits Committee meets to review salaries and benefit plans, and analyzes and determines discretionary bonuses. This committee is comprised of Directors Faulkner (Chairman), Kerber and Martin. This committee met three times during fiscal 2005.

      The Nominating Committee of the Company's Board of Directors acts pursuant to a written charter, which was attached to the Company's proxy statement for our 2004 Annual Meeting of Stockholders, and is responsible for making nominations for election to the Board of Directors and is comprised of those non-employee directors whose terms are not expiring. Of those directors, Mr. Kerber, Mr. Martin and Mr. Sargeant are "independent directors" as defined in the Nasdaq Stock Market rules. This committee held one meeting during fiscal 2005. As more fully set out in its written charter, the Nominating Committee is generally responsible for (i) reviewing the Company's Corporate Governance Policy and recommending to the Board any appropriate modifications, and evaluating candidates for the positions of CEO and Chairman of the Board of Directors, as appropriate. The Nominating Committee will consider candidates that, at a minimum, are less than 60 years old, are able to read and understand basic financial statements, have business experience, exhibit high moral character and hold at least 100 shares of the Company's common stock. In considering candidates, the Nominating Committee will consider criteria such as whether the candidate meets the Company's strategic needs, has an understanding of the regulatory and policy environment in which the Company operates, and has diverse experience in the key business, financial and other challenges that face the Company.

      While the Board of Directors will consider nominees recommended by shareholders, the Board has not actively solicited such nominations. Pursuant to the Company's by-laws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting date. If less than 40 days' notice of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. In addition to meeting the applicable deadline, nominations must be submitted in accordance with certain requirements specified in the Company's by-laws.

      The Company is incorporated in Delaware and has held its annual meetings in Ohio since its incorporation. Senior members of management have been present at each annual meeting to meet with shareholders and answer any questions. Last year's annual meeting was attended by all directors. Although our directors are strongly encouraged to attend each annual meeting, we have not adopted a written policy regarding the attendance of directors at the annual meeting.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Peoples-Sidney Financial Corporation specifically requests that this Report be treated as soliciting material or specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

      The Board of Directors has adopted a charter for the Audit Committee, which charter is attached to this proxy statement as Appendix A. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2005.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, systems of internal controls regarding finance, accounting and legal compliance and monitoring the independence and performance of the Company's independent auditors and internal audit outsource provider. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's independent accountants, Crowe Chizek and Company LLP, are responsible for expressing an opinion on the conformity of the Company's consolidated financial statements to generally accepted accounting principles.

      As part of its responsibilities, the Audit Committee hereby reports as follows:

      1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

      2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

      3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

      4. Based on the review and discussions referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's annual report on Form 10-KSB for the fiscal year ended June 30, 2005, for filing with the Securities and Exchange Commission.

                                                     Respectfully submitted,
                                                     The Audit Committee


                                                     James W. Kerber, Chairman
                                                     Richard T. Martin
                                                     John W. Sargeant

Director Compensation

      Each non-employee director of the Association is paid an annual retainer of $12,000, and also receives a fee of $200 for each meeting of the Association's Board of Directors attended. In addition to fees paid for service on the Association's Board, the Company pays each of its directors (including Mr. Stewart) a fee of $500 per month. No fees are paid for service on board committees.

Executive Compensation

      The following table sets forth information concerning the compensation paid to the Company's and the Association's Chief Executive Officer. No other executive officer of the Company or the Association earned a salary and bonus for fiscal 2005 in excess of $100,000.

                                            SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------
                          Annual Compensation                                   Long Term Compensation
------------------------------------------------------------------------    --------------------------------

                                                                                     Awards         Payouts
                                                                            ---------------------   -------

        Name and         Fiscal Year                                        Restricted    Options                All Other
       Principal            Ended                           Other Annual       Stock        SAR       LTIP        Compen-
        Position           June 30     Salary      Bonus    Compensation     Award(s)       (#)     Payouts       sation
--------------------------------------------------------------------------------------------------------------------------
Douglas Stewart             2005      $190,700    $     0         --            --           --         --      $42,485(1)
President and Chief         2004       187,700          0         --            --           --         --       44,693(2)
Executive Officer           2003       131,750     52,250         --            --           --         --       41,031(3)

-----------

(1) Includes allocations for fiscal 2005 to Mr. Stewart's ESOP account valued at $30,844 as of June 30, 2005, the Association's contributions to Mr. Stewart's account under the Association's 401(k) plan of $3,814, term life insurance premiums of $1,827 and fees for service on the Company's Board of Directors of $6,000.

(2) Includes allocations for fiscal 2004 to Mr. Stewart's ESOP account valued at $33,344 as of June 30, 2004, the Association's contributions to Mr. Stewart's account under the Association's 401(k) plan of $4,449, term life insurance premiums of $900 and fees for service on the Company's Board of Directors of $6,000.

(3) Includes allocations for fiscal 2003 to Mr. Stewart's ESOP account valued at $30,340 as of June 30, 2003, the Association's contributions to Mr. Stewart's account under the Association's 401(k) plan of $3,237, term life insurance premiums of $1,454 and fees for service on the Company's Board of Directors of $6,000.

      The following table provides information as to the value of the options held by the Company's Chief Executive Officer on June 30, 2005, none of which have been exercised during fiscal 2005. No stock options or stock appreciation rights were granted by the Company during fiscal 2005. As of June 30, 2005, Mr. Stewart's options were not "in the money," as the exercise price per share of the options exceeded the market value per share of the Company's Common Stock.

         ---------------------------------------------------------------------
                                                  Number of Securities
                                                 Underlying Unexercised
                                                       Options at
                                                       FY-End (#)
         ---------------------------------------------------------------------

                     Name                  Exercisable         Unexercisable

         =====================================================================
         Douglas Stewart                     44,634                 ___
         ---------------------------------------------------------------------

Equity Compensation Plan Information

      The following table provides information as of June 30, 2005 related to our equity compensation plans in effect at that time.

-----------------------------------------------------------------------------------------------------------------
                                            (a)                       (b)                         (c)
-----------------------------------------------------------------------------------------------------------------
                                                                                         Number of securities
                                                                                        remaining available for
                                    Number of securities                                 future issuance under
                                     to be issued upon          Weighted-average       equity compensation plans
                                        exercise of            exercise price of         (excluding securities
         Plan Category              outstanding options       outstanding options      reflected in column (a))
-----------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders.            140,824                    $16.03                     37,714
-----------------------------------------------------------------------------------------------------------------

      The Company does not maintain any equity compensation plans that have not been approved by shareholders.

Employment Agreements and Severance Agreements

      At the time of the Association's conversion from mutual to stock form in April 1997, the Association entered into employment agreements with Douglas Stewart, President and Chief Executive Officer; David R. Fogt, Vice President of Operations and Financial Services; Gary N. Fullenkamp, Vice President of Mortgage Loans and Corporate Secretary; and Debra A. Geuy, Chief Financial Officer and Treasurer. The employment agreements are designed to assist the Association in maintaining a stable and competent management team. Each employment agreement provides for an annual base salary in an amount not less than the employee's salary as of the date the agreement became effective. Mr. Stewart's agreement is for a term of three years and each of the other officers' agreements are for a term of one year. Each employment agreement provides for an extension of its term for an additional year on each anniversary of its execution subject to a formal performance evaluation by disinterested members of the Board of Directors of the Association. The term of each agreement has been extended pursuant to this provision on each of the anniversaries of the agreements' execution that have occurred since 1997. Each agreement provides for termination upon the employee's death, termination of employment for cause or in certain events specified by the regulations of the Office of Thrift Supervision (the "OTS"). Each employment agreement is also terminable by the employee upon 90 days' notice to the Association.

      Each employment agreement provides for payment to the employee of his or her salary for the remainder of the term of the agreement, plus up to 299%, in the case of Mr. Stewart, and 100%, in the case of each of the other officers, of the employee's base compensation, in the event there is a "change in control" of the Association and the employee's employment is terminated involuntarily in connection with such change in control or within twelve months thereafter. This termination payment may not equal or exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Association for federal income tax purposes. The agreements guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

      At the time of its mutual-to-stock conversion, the Association also entered into a change in control severance agreement with Assistant Vice
President of Financial Services, Steven Goins. The agreement provides for an initial term of twelve months and for extensions of one year, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Association. The term of the agreement has been extended pursuant to this provision on each of the anniversaries of the agreement's execution that have occurred since 1997. The agreement provides for termination for cause or in certain events specified by OTS regulations.

      The agreement provides for a lump sum payment to the employee of 100% of his annual base compensation and the continued payment for the remaining term of the contract of life and health insurance coverage maintained by the Association in the event there is a "change in control" of the Association where employment terminates involuntarily within 12 months of such change in control. This termination payment is subject to reduction to the extent it is non-deductible for federal income tax purposes.

      Based on their current salaries, if the employment of Messrs. Stewart, Fogt, Fullenkamp or Goins or Ms. Geuy had been terminated as of June 30, 2005, under circumstances entitling him or her to severance pay as described above, he or she would have been entitled to receive a lump sum cash payment of approximately $621,900, $92,200, $63,500, $52,300 and $75,700, respectively.

Certain Relationships and Related Transactions

      The Association has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under the Association's current policy, all such loans to directors and senior officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility. All loans to officers and directors were performing in accordance with their terms as of June 30, 2005.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Common Stock. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, for the fiscal year ended June 30, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

      The Audit Committee has appointed Crowe, Chizek & Company LLP as independent auditors for the Company's fiscal year ending June 30, 2006.

      The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Meeting a proposal to ratify the Board of Directors' appointment of Crowe, Chizek & Company LLP. If a majority of the shares voted at the Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Crowe, Chizek & Company LLP, the Board of Directors will reconsider such appointment.

      Representatives of Crowe, Chizek & Company LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

Audit Fees

      The aggregate fees billed for professional accounting services by Crowe Chizek & Company LLP for the fiscal years ended June 30, 2004 and June 30, 2005 are as follows:

                                          Fiscal Year Ended
                                              June 30,
                                        --------------------
                                          2005         2004
                                        -------      -------
         Audit Fees                     $64,300      $58,200
         Audit Related Fees(1)            3,450        3,450
         Tax Fees(2)                      9,800        8,750
         All Other Fees                   4,455           --
                                        -------      -------
         Total Fees                     $82,005      $70,400
                                        -------      -------

----------

(1) Audit related fees include consultation regarding financial accounting and reporting standards. Management is responsible for the selection and application of accounting principles.

(2) Includes federal, state and local tax compliance, planning and advisory services.

      In the above table, in accordance with new SEC definitions and rules, "audit fees" are fees Crowe Chizek & Company LLP billed the Company for professional services for the audit of the Company's consolidated financial statements included in the Annual Report on Form 10-KSB and review of financial statements included in Quarterly Reports on Form 10-QSB, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; "audit-related fees" are billed by Crowe Chizek & Company, LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements; "tax fees" are fees for tax compliance, tax advice, and tax planning; and "all other fees" are fees billed by Crowe Chizek & Company, LLP to the Company for any services not included in the first three categories.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

      The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The independent auditors and management are required to report periodically to the Audit Committee concerning the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Percentage of Audit Fees Pre-Approved

      During the fiscal years ended June 30, 2005 and June 30, 2004, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.

      The Audit Committee of the Board of Directors has considered whether the provision of services in respect of Audit-related Fees, Tax Fees and All Other Fees is compatible with maintaining Crowe Chizek & Company LLP's independence prior to the incurrence of such fees in accordance with the charter of the Audit Committee. All engagements of the auditors are approved in advance by the Audit Committee. At the beginning of the fiscal year, management presents for approval by the Audit Committee a range of services to be provided by the auditors and estimated fees for such services for the current year. Any services to be provided by the auditors that are not included within such range of services are approved in advance on a case-by-case basis by the Audit Committee. Management provides reports to the Audit Committee on at a quarterly basis on the status of the services provided and the level of fees incurred in respect of each service. The Company did not approve the incurrence of any fees pursuant to the exceptions to the pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK & COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2006.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the Company's next annual meeting must be received by its Secretary at the main office of the Company, located at 101 East Court Street, Sidney, Ohio 45365, no later than May 17, 2006 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Exchange Act and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation, bylaws and Delaware law.

      To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company no later than August 15, 2006. If, however, the date of the next annual meeting is before September 24, 2006 or after December 13, 2006, proposals must instead be received by the Company by the later of the 60th day before the date of the next annual meeting or the tenth day following the day on which notice of the date of the next annual meeting is mailed or public announcement of the date of the next annual meeting is first made.

                                 ANNUAL REPORTS

      A copy of the Form 10-KSB as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date upon written request to Douglas Stewart, President and Chief Executive Officer, Peoples-Sidney Financial Corporation, 101 East Court Street, Sidney, Ohio 45365.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. If, however, any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

      The cost of  solicitation  of proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Association may solicit proxies personally, by fax or telephone, without additional compensation.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        DOUGLAS STEWART
                                        President and Chief Executive Officer

Sidney, Ohio
September 14, 2005

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                      PEOPLES-SIDNEY FINANCIAL CORPORATION

                           Amended and Restated as of
                                September 8, 2005

================================================================================

PURPOSE
-------

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for (1) the integrity of the Corporation's financial statements and other financial information provided to regulatory bodies and the public, (2) the external auditors' qualifications, independence and performance, (3) the internal audit outsource providers' qualifications, independence and performance, and (4) the Corporation's compliance with legal and regulatory requirements. The Audit Committee will also prepare the report required to be included in the Corporation's annual proxy statement.

AUTHORITY
---------

The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

      o Appoint, compensate, and oversee the work of the public accounting firm employed by the Corporation to conduct the annual audit. This firm will report directly to the Audit Committee.

      o     Resolve  any  disagreements   between  management  and  the  auditor
            regarding financial reporting.

      o Pre-approve all auditing and permitted non-audit services performed by the Corporation's external audit firm.

      o Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

      o Seek any information it requires from employees - all of whom are directed to cooperate with the committee's requests - or external parties.

      o Determine appropriate funding, which the Corporation shall provide, to permit the Audit Committee to carry out is responsibilities.

      o Meet with Corporation officers, external auditors, or outside counsel, as necessary.

      o The Audit Committee may delegate authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full committee at its next scheduled meeting.

COMPOSITION
-----------

Subject to applicability of such SEC or NASDAQ rules, the Audit Committee will be comprised of three members, appointed by the Board of Directors, each of whom shall be an independent director in accordance with Securities and Exchange Commission (SEC) and NASDAQ rules; further, members will be financially literate and at least one member will be an audit committee financial expert as defined by the SEC rule.

MEETINGS
--------

The Committee will meet at least four times each fiscal year, with authority to convene additional meetings as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management and with external auditors. It will also meet periodically in executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

RESPONSIBILITIES AND DUTIES
---------------------------

The Audit Committee will carry out the following responsibilities:

Financial Statements

      o Review, at least annually, major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, as well as the clarity and completeness of the Corporation's financial statements and financial information provided to regulatory bodies and the public.

      o Review analyses prepared by management and/or the external auditor setting forth significant financial reporting issues and judgments in connection with the preparation of the Corporation's financial statements, including analyses of the effects of alternative accounting methods on the financial statements.

      o Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation" in the Corporation's SEC filings.

      o Discuss the Corporation's earnings press releases with management prior to publication. These discussions may be delegated to one or more Audit Committee members.

      o Review disclosures made by the CEO and CFO on Forms 10-KSB and 10-QSB certifications regarding internal controls or fraud.

External Audit

      o Review the qualifications and performance of the external audit firm and exercise final approval (with submission to shareholders for ratification) over appointment, retention or discharge of the external auditors, including approval of fees and terms and non-audit services.

      o     Review  with  the  external  auditors,  at  least  annually,   their
            independence and objectivity and a report describing the firm's internal quality control procedures, and material issues raised in the firm's internal or peer reviews, or in any inquiries or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to address such issues.

      o Review and evaluate the lead partner and senior members of the external audit team and ensure rotation of partners in accordance with SEC requirements.

      o Review the external auditors' proposed audit scope and approach, including coordination of audit activities.

      o Review with management and the external auditors the results of the audit, including any difficulties encountered, restrictions of auditors activities or access to requested information, and any significant disagreements with management.

      o Review any proposed hiring of present or former employees of the external audit firm and approve or prohibit such hiring.

Internal Audit

      o Review the internal audit outsource providers' scope and approach including coordination of audit activities.

      o Review with management and the internal audit outsource provider the results of audit activities, including any difficulties encountered, restrictions of activities or access to requested information and any significant disagreements with management.

Compliance

      o     Review  with  management  the   effectiveness   of  the  system  for
            monitoring compliance with laws and regulations and management's actions regarding instances of noncompliance.

      o Establish procedures for the receipt, retention and treatment of complaints regarding accounting, auditing and internal controls and for the submission by employees of confidential anonymous reports regarding violations of the code of conduct and conflict of interest policy.

      o     Review  reports  of   examinations   by  regulatory   agencies  with
            management and monitor compliance with corrective actions required of management.

Other Responsibilities

      o     Regularly report to the board about committee activities.

      o Perform other activities related to this charter, as requested by the board.

      o     Review  and  assess  the  adequacy  of this  charter  and  committee activities annually, requesting board approval for proposed committee charter changes and ensure appropriate disclosure, as may be required.

LIMITATIONS
-----------

The Audit Committee has the functions set forth in this charter. In its oversight capacity, the Audit Committee is neither intended nor equipped to provide the Board of Directors and the shareholders certainty as to the accuracy and quality of the Corporation's system of internal controls, financial reporting, or compliance with laws and regulations. The primary responsibility of these matters rests with the Corporation's management. The Corporation's external auditors are responsible for planning and performing the audit of the Corporation's financial statements and reporting the results of their audit to the Audit Committee.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                      PEOPLES-SIDNEY FINANCIAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS
                                October 14, 2005

      The undersigned hereby appoints the Board of Directors of Peoples-Sidney Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Sidney Holiday Inn, located at State Route 47 and I-75, Sidney, Ohio, on October 14, 2005 at 11:00 a.m., Sidney, Eastern time, and at any and all adjournments and postponements thereof.




                                                                  With-
                                                           For    hold
1.    The election as director of the nominee listed:      [_]     [_]

      RICHARD T. MARTIN

                                                           For   Against Abstain
2.    The  ratification  of the  appointment  of  Crowe,   [_]     [_]    [_]
      Chizek & Company LLP as auditors for the Company for the fiscal year ending June 30, 2006.

      In its discretion, the Board of Directors, as proxy for the undersigned, is authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

      The Board of Directors recommends a vote "FOR" the election of the nominee named herein and "FOR" the ratification of the appointment of Crowe, Chizek & Company LLP.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK & COMPANY LLP. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Shareholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
 ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                      PEOPLES-SIDNEY FINANCIAL CORPORATION

--------------------------------------------------------------------------------
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

      The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders for the fiscal year ended June 30, 2005.

      Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

    PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-------------------------------------

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